Exhibit 10.3

FIRST MODIFICATION OF

CONSOLIDATED, AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST MODIFICATION OF CONSOLIDATED, AMENDED AND RESTATED LOAN AGREEMENT (this “Modification”) is made as of August 1, 2013, by and between SUMMIT HOTEL OP, LP, a Delaware limited partnership (“Borrower”), and ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (“Lender”).

RECITALS

Borrower and Lender executed that certain Loan Agreement dated as of February 13, 2012 (the “Loan Agreement”) relating to a loan made by Lender to Borrower in the principal amount of $67,500,000.00) (the “Original Loan”).  The proceeds of the Original Loan was used for the financing of the real property of Borrower identified in Section 3.07  of the Loan Agreement.

WHEREAS, Borrower and Lender now desire to modify and amend the Loan Agreement in connection with a new loan made by Lender to Borrower on even date herewith evidenced by Promissory Note B (the “New Note”) made by Borrower to the order of Lender in the principal amount of $34,000,000.00 (the “New Loan”).

NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.                                      Incorporation of Recitals.  The foregoing recitals are incorporated herein as a substantive, contractual part of this Modification.

2.                                      Modifications to the Loan Agreement.  The Loan Agreement is hereby modified and amended as follows:

(a)                                 The term “Loan” is amended to mean, collectively, the Original Loan and the New Loan.  Borrower acknowledges and agrees that the term “Mortgages” includes the mortgages and deeds of trust executed on even date herewith by Borrower in favor of Lender securing the Original Loan and the New Loan (collectively, the “New Mortgages”).  Borrower also acknowledges and agrees that the term “Land” includes the “Land” as defined in the New Mortgages.

(b)                                 In Section 1.01 the definition of “Note” is deleted in its entirety and inserted in its place is the following:

“Note” shall mean, collectively, (i) that certain Consolidated, Amended and Restated Promissory Note dated February 13, 2012 in the original principal amount of $67,500,000.00, and (ii) Promissory Note B dated August 1, 2013 in the original principal amount of $34,000,000.00; both made by Borrower and payable to the order of Lender.”

[FIRST MODIFICATION OF CONSOLIDATED,

AMENDED AND RESTATED LOAN AGREEMENT]

ING Nos. 28536 and 28536-02

(c)                                  Section 3.07 of the Loan Agreement is amended as follows:

(i) the chart appearing in Section 3.07(i) is deleted in its entirety and inserted in its place is the following:

Property		Principal Allocation	Allocation Percentage
(1)	3 Galleria Blvd., Metairie, Louisiana	$9,252,845.68	9.336885%
(2)	2 Galleria Blvd., Metairie, Louisiana	$14,699,800.50	14.833312%
(3)	1301 E. 7th Ave., Tampa, Florida	$10,863,411.65	10.962079%
(4)	6280 Ridgewood Court Dr., Jackson, Mississippi	$7,455,278.15	7.522991%
(5)	2455 S. Beulah Blvd, Flagstaff, Arizona	$7,524,137.73	7.592476%
(6)	2821 E. Harmony Road, Fort Collins, Colorado	$7,200,779.64	7.266181%
(7)	975 North Lakeview Pkwy, Vernon Hills, Illinois	$3,356,056.49	3.386538%
(8)	8219 West Jefferson Blvd, Fort Wayne, Indiana	$5,469,146.27	5.518820%
(9)	855 Centre Street, Ridgeland, Mississippi	$8,379,654.47	8.455763%
(10)	801 Ridgewood Road, Ridgeland, Mississippi	$3,665,946.90	3.699243%
(11)	6635 Gateway Blvd, El Paso, Texas	$7,949,118.82	8.021317%
(12)	10680 South Automall, Sandy, Utah	$4,423,392.37	4.463568%
(13)	105 Alex Lane, Charleston, West Virginia	$4,079,970.51	4.117027%
(14)	107 Alex Lane, Charleston, West Virginia	$4,780,382.00	4.823800%
	TOTAL	$99,099,921.18	100.000000%

(ii)  Section 3.07(ii)(c) is deleted in its entirety and inserted in its place is the following:

“Assuming a principal balance of the Note is $90,000,000.00, the Property (1) release price would be calculated as:

“1.20 x 9.336885% x $90,000,000.00 = $10,083,835.80.”

(iii)  Any Release Price shall first be applied to the then outstanding principal balance of the New Note (and the Prepayment Premium thereon shall be calculated as provided in the New Note).  After Note B is paid in full, the Release Price shall be applied to the Consolidated, Amended and Restated Promissory Note evidencing the Original Loan (the “Original Note”) (and the Prepayment Premium shall be calculated as provided in the Original Note).

(iv)  The second sentence of Section 3.07(viii) is amended by deleting “$33,000,000.00” and inserting in its place “$50,000,000.00.”

(d)                                 Section 3.08(e) is deleted in its entirety and inserted in its place is the following:

“(e) Borrower shall not be permitted to request and close more than a total of four (4) Substitutions during the Loan term.  Any Substitution Request may involve multiple Substitute Properties; provided, however, (i) each Substitute Property shall constitute a Substitution with regards to the maximum of four (4) Substitutions set forth in the preceding sentence, and (ii) the processing fee set forth in Section 3.08(f) shall be calculated based upon the number of individual properties involved in the requested Substitution (e.g., if the second and third Substitutions were requested at the same time, the aggregate processing fee as set forth in Section 3.08(f) would be $85,000.00 (calculated as follows:  $35,000.00 for the second Substitution plus $50,000.00 for the third Substitution).”

(e)                                  The first sentence of Section 3.08(f) is deleted in its entirety and inserted in its place is the following:

“Borrower shall pay a processing fee to Lender equal to $35,000.00 at the closing of each of the first and second approved Substitutions.  Borrower shall pay a processing fee to Lender equal to $50,000.00 at closing of the third and fourth approved Substitutions.”

(f)                                   Section 8.01 is amended to insert a new notice address for Borrower (which replaces the address for Borrower in the Loan Agreement) as follows:

“Summit Hotel OP, LP

c/o Summit Hotel Properties, Inc.

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

Attention:  Christopher Eng, General Counsel”

3.                                      Prepayment of Original Note.  Notwithstanding anything in the Original Note to the contrary, Borrower and Lender hereby agree that the Original Note may only be prepaid in full in connection with a simultaneous prepayment of the New Note.

4.                                      No Impairment of Lien.  Nothing set forth herein shall affect the priority, validity, or extent of the lien of, or the operation and effect of, any of the Security Instruments or any of the other Loan Documents, nor release or change the liability of any party who may now be or after the date of this Modification become liable, primarily or secondarily, under the Loan Documents.  Except as expressly modified hereby, the Loan Agreement shall remain unchanged, is hereby ratified and reaffirmed in all respects and shall remain in full force and effect.  Nothing herein shall be construed to constitute a novation of the Note, the Loan, the Security Instruments, or any of the other Loan Documents.

5.                                      Reaffirmation of Representations and Warranties.  Except as otherwise provided in the following sentence, Borrower hereby certifies and reaffirms that all of the representations and warranties of “Borrower” set forth in the Loan Agreement, and all of the representations and warranties set forth in the other Loan Documents (including, without limitation, the representations and warranties set forth in Paragraph 41 (ERISA Representations and Warranties) in each of the Mortgages, are true and correct in all material respects, as of the date hereof in the same manner and with the same effect as though such representations and warranties had been made on and as of the date hereof, and, by this reference, such representations and warranties are hereby incorporated herein as if fully set forth in this Modification, and Borrower shall be deemed to have made such representations and warranties as of the date of this Modification.  Borrower acknowledges, reaffirms and agrees to the recourse provisions set forth in the Original Note.

6.                                      Successors and Assigns Bound.  This Modification shall be binding upon Borrower and Lender and their respective successors and assigns.  Borrower shall not assign any of its rights and obligations under this Modification without the prior written consent of Lender.

7.                                      Amendment and Waiver.  No amendment to this Modification will be valid unless it is made in writing and executed by the parties to this Modification.  No specific waiver or forbearance for any breach of any of the terms of this Modification shall be considered as a general waiver of that or any other term of this Modification.

8.                                      Terms; Entire Agreement.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  This Modification and the Loan Documents contain the complete and entire understanding of the parties with respect to the subject matters hereof and no changes to this Modification shall be recognized as valid unless they are made in writing and signed by the parties.  If any provision of this Modification is in conflict with any provision of the Loan Agreement or the Security Instruments regarding the Loan Agreement, the provision contained in this Modification shall control.

9.                                      Severability.  The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Modification, all of which shall remain in full force and effect.

10.                               Applicable Law.  This Modification shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws thereof.

11.                               Counterparts.  This Modification may be executed in counterparts, each of which will be deemed to be a duplicate original.

12.                               Exculpation.  The liability of Borrower and its partners and their respective partners, officers, directors and shareholders personally to pay any obligation accruing or arising hereunder is limited to the extent set forth in the Note (as defined in the Loan Agreement), which provisions are incorporated in full herein.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Modification the day and year first above written.

SUMMIT HOTEL OP, LP, a Delaware limited partnership

By:	Summit Hotel GP, LLC, a Delaware limited liability company, General Partner

	By:	Summit Hotel Properties, Inc., a Maryland corporation, Sole Member

		By:	/s/ Christopher Eng
Christopher Eng Secretary

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LENDER:

ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation

By:	ING Investment Management LLC, a Delaware limited liability company, as Authorized Agent

	By:	/s/ Kurt Wassenar
	Name:	Kurt Wassenar
	Title:	Vice President

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